Exhibit 10.63

THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF l933, AS AMENDED (THE “ACT”).

BIORESTORATIVE THERAPIES, INC.

AUGUST 5, 2016

PROMISSORY NOTE

DUE FEBRUARY 5, 2017

BIORESTORATIVE THERAPIES, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ROBERT B. CATELL (the “Holder”) on February 5, 2017 (the “Maturity Date’) at the offices of the Company, 40 Marcus Drive, Suite One, Melville, New York, 11747, the principal sum of ONE HUNDRED THOUSAND ($100,000) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on said principal sum at the rate of ten percent (10%) per annum through the Maturity Date. Interest on the principal balance of this Promissory Note (“Note”) from the date hereof shall be payable on the Maturity Date.

1. Registered Owner. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon its registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of its address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

2. Prepayment Right. The Company may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium, provided that, concurrently with each such prepayment, the Company shall pay accrued and unpaid interest on the principal so prepaid to the date of such prepayment.

3. Prepayment Obligation. (a) In the event that, prior to the Maturity Date, the Company receives net proceeds of ten million dollars ($10,000,000) from a single equity or debt financing (as opposed to a series of related or unrelated financings), the Holder shall have the right, upon written notice to the Company, to demand that the principal amount of this Note, together with accrued interest thereon, be forthwith due and payable whereupon the same shall become forthwith due and payable.

(b) Notwithstanding the provisions of paragraph (a) hereof, the Company’s obligation to pay the amounts provided for therein shall be subject to the written consent of the person or entity, or group of persons and/or entities, that provided the particular financing.

4. Events of Default. If the Company shall (a) fail to make any payment due hereunder and such failure shall continue unremedied for a period of fifteen (15) days following receipt of written notice thereof from the Holder; (b) admit in writing its inability to pay its debts generally as they mature; (c) make a general assignment for the benefit of creditors; (d) be adjudicated a bankrupt or insolvent; (e) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (f) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (g) apply for or consent to the appointment of a receiver, trustee or liquidator for all or substantially all of its assets; or (h) have an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within sixty (60) days (each an “Event of Default”), then, at any time thereafter and unless such Event of Default shall have been cured or shall have been waived in writing by the Holder, the Holder may, by written notice to the Company, declare the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

5. Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being acquired for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act.

6. Transfer to Comply with the Securities Act of l933. This Note may not be sold or otherwise disposed of except as follows: (a) to a person or entity to whom this Note may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto; or (b) to any person or entity upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

7. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

8. Notices. Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier or telecopier as follows:

If to the Holder:

62 Osborne Road

Garden City, New York 11530

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If to the Company:

40 Marcus Drive

Suite One

Melville, New York 11747

Attn: Chief Executive Officer

Facsimile No.: (631) 760-8414

With a copy to:

Certilman Balin Adler & Hyman, LLP

90 Merrick Avenue

East Meadow, New York 11554

Attn: Fred Skolnik, Esq.

Facsimile No.: (516) 296-7111

or at such other address as the Holder or the Company shall designate by notice to the other given in accordance with this Section 8.

9. Miscellaneous. This Note evidences the entire obligation of the Company with respect to the repayment of the principal amount hereof and the other matters provided for herein. No provision of this Note may be modified except by an instrument in writing signed by the Company and the Holder. Payment of principal and interest due under this Note prior to the Maturity Date shall be made to the registered Holder of this Note. Payment of principal and interest due upon maturity shall be made to the registered Holder of this Note on or after the Maturity Date contemporaneous with and upon presentation of this Note for payment. No interest shall be due on this Note for such period of time that may elapse between the Maturity Date and its presentation for payment.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BIORESTORATIVE THERAPIES, INC.

By:
Mark Weinreb, Chief Executive Officer

BIORESTORATIVE THERAPIES, INC.

PROMISSORY NOTE

DUE FEBRUARY 5, 2017

NOTE ASSIGNMENT FORM

FOR VALUE RECEIVED

The undersigned _____________________________ (please print or typewrite name of assignor) hereby sells, assigns and transfers unto ______________________________________________________________________

(please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Promissory Note of BioRestorative Therapies, Inc., dated August 5, 2016, in the original principal amount of $100,000 and hereby authorizes the Company to transfer this Note on its books.

If the Holder is an individual:	If the Holder is not an individual:

Name(s) of Holder	Name of Holder

By:
Signature of Holder	Signature of Authorized Representative

Signature, if jointly held	Name and Title of Authorized Representative

Date	Date

(Signature(s) guaranteed)

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